Exhibit 99.1

FINANCIAL GRAVITY HOLDINGS, INC.
AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS
AND INDEPENDENT AUDITOR’S REPORT

DECEMBER 31, 2015 AND 2014

FINANCIAL GRAVITY HOLDINGS, INC.
AND SUBSIDIARIES

DECEMBER 31, 2015 AND 2014

CONTENTS

Page

INDEPENDENT AUDITOR’S REPORT	1

CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED BALANCE SHEETS	2

CONSOLIDATED STATEMENTS OF OPERATIONS	3

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY	4

CONSOLIDATED STATEMENTS OF CASH FLOWS	5

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS	6- 20

Independent Auditor’s Report

To the Board of Directors and Stockholders

of Financial Gravity Holdings, Inc. and Subsidiaries

We have audited the accompanying consolidated financial statements of Financial Gravity Holdings, Inc. and Subsidiaries (a Texas corporation) which comprise the consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of operations, changes in stockholders’ equity, and cash flows for the year ended December 31, 2015 and the period from inception (September 29, 2014) through December 31, 2014, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis of our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Financial Gravity Holdings, Inc. and Subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for the year ended December 31, 2015 and the period from inception (September 29, 2014) through December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

Dallas, Texas

June 21, 2016

Members of AICPA and The Leading Edge Alliance

2626 Howell Street | Suite 700 | Dallas, TX 75204 | 214.871.7500 | Main 214.871.7500 | Fax 214.871.0011 | www.lgt-cpa.com

1

Financial Gravity Holdings, Inc. and Subsidiaries

CONSOLIDATED BALANCE SHEETS
December 31,

	2015	2014
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$701,793	$1,101,482
Trade accounts receivable	71,485	22,039
Accounts receivable - other	23,983	–
Accounts receivable - related party	6,214	–
Prepaid expenses	56,410	7,000
Total current assets	859,885	1,130,521

OTHER ASSETS
Property and equipment, net	153,453	–
Customer relationships, net	42,094	–
Proprietary content, net	508,691	–
Trade name	69,300	–
Prospect list, net	40,350	–
Non-compete agreements, net	24,985	–
Deposits	15,000	–
Trademarks	20,252	16,272
Goodwill	1,319,515	154,215
	$3,053,525	$1,301,008

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable - trade	$69,782	$30,407
Accounts payable - related party	–	9,272
Accrued expenses	127,380	–
Deferred revenue	25,000	–
Note payable	94,297	–
Other related party payable	–	132,682
Total current liabilities	316,459	172,361

COMMITMENTS AND CONTINGENCIES		–

STOCKHOLDERS’ EQUITY
Preferred stock	–	–
Common stock - 100,000,000 shares authorized; $0.00001 par value	348	87
Additional paid-in capital	3,955,182	1,150,823
Accumulated deficit	(1,218,464)	(22,263)
Total stockholders’ equity	2,737,066	1,128,647

	$3,053,525	$1,301,008

The accompanying notes are an integral part of these consolidated financial statements.

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Financial Gravity Holdings, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31, 2015	Period from Inception (September 29, 2014) through December 31, 2014

REVENUE
Investment management fees	$977,855	$–
Service income	890,898	–
Commissions	18,790	–
Rental income	10,500	–
Total revenue	1,898,043	–

OPERATING EXPENSES		–
Cost of services	91,489	–
Professional services	550,254	–
Depreciation and amortization	47,300	–
General and administrative	517,492	22,263
Management fees - related party	218,990	–
Marketing	306,124	–
Salaries and wages	1,392,181	–
Total operating expenses	3,123,830	22,263

Net operating loss	(1,225,787)	(22,263)

OTHER INCOME (EXPENSE)
Gain on disposal of property and equipment	3,060	–
Interest expense	(7,290)	–
Gain on acquisition of subsidiaries	33,816	–
Total other income	29,586	–

NET LOSS	$(1,196,201)	$(22,263)

The accompanying notes are an integral part of these consolidated financial statements.

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Financial Gravity Holdings, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

For the year ended December 31, 2015 and the period from inception (September 29, 2014) through December 31, 2014

	Number of Shares Issued and Outstanding	Common Stock Par Value Amount	Additional Paid-In Capital	Accumulated Deficit	Total
Balance at September 29, 2014	–	$–	$–	$–	$–

Common stock issued	7,050,000	70	835	–	905

Common stock issued under a private placement memorandum	1,150,000	12	1,149,988	–	1,150,000

Common stock issued on acquisition of Cloud9 Holdings, LLC	436,088	5	–	–	5

Net loss	–	–	–	(22,263)	(22,263)

Balance at December 31, 2014	8,636,088	87	1,150,823	(22,263)	1,128,647

Common stock issued under a private placement memorandum	850,000	8	849,992	–	850,000

Common stock issued on acquisition of Tax Coach Software, LLC (shares placed in escrow)	2,000,000	20	1,904,600	–	1,904,620

Common stock issued to non-employee directors	100,000	1	(1)	–	–

Stock split effective October 20, 2015	23,172,175	231	(231)	–	–

Common stock issued	50,000	1	49,999	–	50,000

Net loss	–	–	–	(1,196,201)	(1,196,201)

Balance at December 31, 2015	34,808,263	$348	$3,955,182	$(1,218,464)	$2,373,066

The accompanying notes are an integral part of these consolidated financial statements.

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Financial Gravity Holdings, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31, 2015	Period from Inception (September 29, 2014) through December 31, 2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,196,201)	$(22,263)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	47,300	–
Gain on acquisition of subsidiary	(33,816)	–
Services provided to relieve accounts receivable - other	24,311	–
Changes in operating assets and liabilities, net of effects of purchase of subsidiaries
Trade accounts receivable	(8,084)	–
Accounts receivable - related party	14,958	–
Prepaid expenses	(30,382)	–
Accounts payable - trade	20,991	–
Accounts payable - related party	(9,272)	–
Accrued expenses	32,121	–
Deferred revenue	25,000	–
Net cash used in operating activities	(1,113,074)	(22,263)

CASH FLOWS FROM INVESTING ACTIVITIES
Payments for purchase of subsidiary	(75,800)	–
Deposit for future acquisition	(15,000)	–
Purchases of trademarks	(3,980)	(16,272)
Net cash used in investing activities	(94,780)	(16,272)

CASH FLOWS FROM FINANCING ACTIVITIES
Net advance on note payable	(30,839)	–
Payments on capital lease obligations	(11,810)	–
Repayment of advances from related parties	(132,682)	(41,728)
Proceeds from the sale of common stock	900,000	1,150,905
Net cash provided by financing activities	724,669	1,109,177
Increase (decrease) in cash and cash equivalents	(483,185)	1,070,642
Cash acquired upon acquisition of subsidiaries	83,496	30,840
TOTAL INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(399,689)	1,101,482
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	1,101,482	–
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$701,793	$1,101,482

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest	$7,290	$–
Taxes	$–	$–
Non-cash activities:
Common stock issued upon acquisition of:
Cloud 9 Holdings Company (Note 9)	$–	$5
Tax Coach Software, LLC (Note 9)	$1,904,620	$–
Net assets (liabilities) assumed for purchase of:
Cloud9 Holdings Company (Note 9)	$–	$(154,210)
Business Legacy, Inc. and Pollock Advisory Group, Inc. (Note 9)	$33,816	$–
SASH Corporation (Note 9)	$5,202	$–
Tax Coach Software, LLC (Note 9)	$809,918	$–
Transfer of capital lease obligations to the majority member	$17,543	$–

The accompanying notes are an integral part of these consolidated financial statements.

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Financial Gravity Holdings, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NATURE OF BUSINESS

Financial Gravity Holdings, Inc. and Subsidiaries is located in Allen, Texas. The wholly-owned subsidiaries of the organization include Financial Gravity Operations, Inc., Business Legacy, Inc., Pollock Advisory Group, Inc., Cloud9 Holdings Company, Cloud9b2b, LLC, Cloud9 Accelerator, LLC., SASH Corporation, (doing business as Metro Data Processing) and Tax Coach Software, LLC.

Financial Gravity Holdings, Inc. (“FGH”) was established on September 29, 2014 to engage in the acquisition and integration of financial and other businesses which will deliver a wide range of accounting, tax planning and management services to high net worth individuals and businesses in the Dallas/Fort Worth region, with further expansion into other markets in accordance with its long term growth rate and strategic business plan.

Financial Gravity Operations, Inc. (“FGO”) was established as a wholly-owned subsidiary of FGH in Texas on September 29, 2014. FGO does not have any activity through December 31, 2014. Activity commenced in 2015 for FGO related to the management of operational expenses for the shared services of the subsidiaries.

Effective December 31, 2014, Cloud9 Holdings Company (“Cloud9”) was acquired by Financial Gravity Holdings, Inc. Cloud9b2b, LLC (“Cloud9 B2B”), a wholly-owned subsidiary of Cloud9 Holdings Company, provides business consulting services to identify ways to leverage a business’ current assets (people, platforms, and processes) and reduce exposure to risk, both short-term and long-term, while simplifying the business. Cloud9 Accelerator, LLC, a wholly-owned subsidiary of Cloud9 Holdings Company, does not have any financial activity through December 31, 2015.

Business Legacy, Inc., (“BLI”) was acquired by FGO for no cost effective January 1, 2015 and is located in Allen, Texas. BLI is a bookkeeping, tax planning, tax preparation, and payroll service provider to small companies and individuals.

Pollock Advisory Group, Inc., (“PAG”) was acquired by FGO for no cost effective January 1, 2015 and is a registered investment advisor, located in Allen, Texas. PAG provides asset management services.

Effective January 1, 2015, Cloud9 assigned 100% of the membership interest in Cloud9 Accelerator, LLC and Cloud9b2b, to FGO. As all entities were included in the consolidation as of December 31, 2014, this change in the entity structure has no net effect on the accompanying consolidated financial statements for the year ended December 31, 2015 and the period from inception (September 29, 2014) through December 31, 2014.

SASH Corporation, an Oklahoma corporation doing business as Metro Data Processing (“MDP”) was acquired August 12, 2015. The purchase was made by Cloud9Accelerator, LLC. MDP is located in Tulsa, Oklahoma, and provides payroll services, software, and support solutions to business owners.

Tax Coach Software, LLC (“TCS”), was acquired effective October 1, 2015, and is an Ohio limited liability company. The purchase was made by FGH. TCS, located in Cincinnati, Ohio, provides three primary services including monthly subscriptions to the “Tax Coach” software system, coaching and email marketing services.

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting polices consistently applied in the preparation of the accompanying consolidated financial statement in accordance with accounting principles generally accepted in the United States of America (“GAAP”) is as follows.

Basis of Consolidation

The consolidated financial statements include the accounts of FGH, FGO, Cloud9 (from the date of acquisition), including Cloud9b2b and Cloud9 Accelerator, LLC, PAG (from the date of acquisition), BLI (from the date of acquisition), TCS (from the date of acquisition), and MDP (from the date of acquisition), (collectively referred to as “the Company”). All significant intercompany accounts and transactions have been eliminated on consolidation.

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Financial Gravity Holdings, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cash and Cash Equivalents

The Company considers all highly liquid investments with an initial maturity of three months or less, when purchased, to be cash equivalents. The Company maintains cash balances at several financial institutions located throughout the United States, which at times may exceed insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

Trade Accounts Receivable

Trade accounts receivable are carried at the invoiced amount less an estimate made for doubtful accounts based on management’s review of outstanding balances. The collectability of the Company’s accounts receivable is reviewed on an ongoing basis, using historical payment trends and a review of specific accounts. Accounts receivable are written off after all reasonable collection efforts have been exhausted and when management determines the amounts to be uncollectible. Recoveries of receivables previously written off are recorded when received. There was no allowance for doubtful accounts recorded as of December 31, 2015 and 2014.

In the normal course of business, the Company extends credit to its customers, on an unsecured basis, substantially all of whom are located in the United States of America. The Company does not believe that they are exposed to any significant risk of loss on accounts receivable.

Accounts Receivable - Other

Other receivable consists of an amount due from a single third-party outside the normal course of business. There are no terms or due date for this receivable and no interest is charged. Management evaluates the carrying value of the other receivable annually for recoverability and the need to recognize any allowance based on estimated future cash flows. Management has determined that the balance is fully collectible as of December 31, 2015 and 2014.

Prepaid Expenses

Prepaid expenses consist of expenses the Company has paid for prior to the service or good being provided. These prepaid expenses will be recorded as expense at the time the service has been provided.

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. Depreciation is provided in amounts sufficient to relate the cost of depreciable assets to earnings over their estimated service lives by the straight-line method.

Maintenance and repairs are charged to earnings as incurred; major repairs and replacements are capitalized. When items of property or equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is included in operations.

Property and equipment operated under material leases which transfer substantially all benefits and risks associated with the assets to the Company are capitalized. An asset and liability equal to the present or fair value, if appropriate, of minimum payments over the term of the leases are recorded. Amortization of the asset is computed using the straight-line method. Expenses associated with all other leases (operating leases) are charged to income as incurred.

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Financial Gravity Holdings, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Customer Relationships

The customer relationships acquired from the TCS purchase have been recognized in the accompanying consolidated balance sheets at $44,900, the value attributed to it on the date of the purchase (see Note 9). The customer relationships are being amortized on a straight-line basis over a four year estimated life. During the year ended December 31, 2015, the Company recorded amortization expense of $2,806 on this intangible asset, which is included in depreciation and amortization expense in the accompanying consolidated statements of operations. Accumulated amortization at December 31, 2015 was $2,806.

Future amortization of customer relationships is estimated to be as follows for the years ended December 31:

2016	$11,225
2017	11,225
2018	11,225
2019	8,419
Thereafter	–
$42,094

Proprietary Content

The proprietary content acquired as a part of the TCS purchase has been recognized in the accompanying consolidated balance sheets at $525,100, the value attributed to it on the date of the purchase (see Note 9). The proprietary content is being amortized on a straight-line basis over an eight year estimated life. During the year ended December 31, 2015, the Company recorded amortization expense of $16,409 on this intangible asset, which is included in depreciation and amortization expense in the accompanying consolidated statements of operations. Accumulated amortization at December 31, 2015 was $16,409.

Future amortization of proprietary content is estimated to be as follows for the years ended December 31:

2016	$65,638
2017	65,638
2018	65,638
2019	65,638
2020	65,638
Thereafter	180,501
$508,691

Trade Name

The trade name acquired as a part of the TCS purchase has been recognized in the accompanying consolidated balance sheets at $69,300, the value attributed to it on the date of the purchase (see Note 9). Management has determined that the trade name has an indefinite life and does not consider the value of the trade name recorded in the accompanying consolidated balance sheet to be impaired as of December 31, 2015.

Prospect List

The prospect list acquired as a part of the TCS purchase has been recognized in the accompanying consolidated balance sheets at $53,800, the value attributed to it on the date of the purchase (see Note 9). The prospect list is being amortized on a straight-line basis over a one year estimated life. During the year ended December 31, 2015, the Company recorded amortization expense of $13,450 on this intangible asset, which is included in depreciation and amortization expense in the accompanying consolidated statements of operations. Accumulated amortization at December 31, 2015 was $13,450.

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Financial Gravity Holdings, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Prospect List (Continued)

Future amortization of the prospect list is estimated to be as follows for the years ended December 31:

2016	$40,350
Thereafter	–
$40,350

Non-compete Agreements

Non-compete agreements established as a part of the TCS purchase have been recognized in the accompanying consolidated balance sheets at $26,300, the value attributed to them on the date of the purchase (see Note 9). The non-compete agreements are being amortized on a straight-line basis over the five year term of the non-compete clause of the agreement. During the year ended December 31, 2015, the Company recorded amortization expense of $1,315 on this intangible asset, which is included in depreciation and amortization expense in the accompanying consolidated statements of operations. Accumulated amortization at December 31, 2015 was $1,315.

Future amortization of the non-compete agreements is estimated to be as follows for the years ended December 31:

2016	$5,260
2017	5,260
2018	5,260
2019	5,260
2020	3,945
Thereafter	–
$24,985

Trademarks

The Company accounts for trademarks in accordance with GAAP and accordingly, trademarks are stated at cost. Trademarks with indefinite lives are not amortized but are tested for impairment at least annually. Management has determined that the trademarks have an indefinite life and do not consider the value of trademarks recorded in the accompanying consolidated balance sheet to be impaired as of December 31, 2015 and 2014.

Goodwill

Goodwill represents the excess of the value of the purchase price and related costs over the identifiable assets from business acquisitions. The Company conducts an annual impairment assessment, at the reporting unit level, of its recorded goodwill. The Company assesses qualitative factors in order to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. The qualitative factors evaluated by the Company include: macro-economic conditions of the local business environment, overall financial performance, and other entity specific factors as deemed appropriate. If, through this qualitative assessment, the conclusion is made that it is more likely than not that a reporting unit’s fair value is less than its carrying amount, a two-step impairment test is performed. Management determined, by assessing the qualitative factors, that it is more likely than not that the fair value of the reporting unit is greater than its carrying value. Management does not consider the value of goodwill recorded in the accompanying consolidated balance sheet to be impaired as of December 31, 2015 and 2014.

The fair values of the assets acquired and liabilities assumed were determined primarily using the income approach, which determines the fair value for the asset based on the present value of cash flows projected to be generated by the asset. Projected cash flows are discounted at a rate of return that reflects the relative risk of achieving the cash flow and the time value of money. The fair value of relationships were determined by projecting expected cash flows and subtracting the portion of the cash flow derived by the relevant contributory assets.

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Financial Gravity Holdings, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Goodwill (Continued)

The accompanying consolidated balance sheets, consolidated statements of operations, changes in stockholders’ equity and cash flows include the results of operations of the acquired subsidiaries from the date of acquisition.

Goodwill consists of the following:

Goodwill at inception	$–
Goodwill generated from the acquisition of Cloud9 (see Note 9)	154,215
Goodwill, at December 31, 2014	154,215
Goodwill generated from the acquisition of MDP (see Note 9)	70,598
Goodwill generated from the acquisition of TCS (see Note 9)	1,094,702
Goodwill, at December 31, 2015	$1,319,515

Income Taxes

The Company accounts for Federal and state income taxes pursuant to GAAP, which requires an asset and liability approach for financial accounting and reporting for income taxes based on tax effects of differences between the financial statement and tax basis of assets and liabilities.

The Company accounts for all uncertain tax positions in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 740 – Income Taxes (“ASC 740”). ASC 740 provides guidance on de-recognition, classification, interest and penalties and disclosure related to uncertain income tax positions. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as a component of income tax expense. There was no accrued interest or penalties as of December 31, 2015 and 2014.

From time to time, the Company is audited by taxing authorities. These audits could result in proposed assessments of additional taxes. The Company believes that its tax positions comply in all material respects with applicable tax law. However, tax law is subject to interpretation, and interpretations by taxing authorities could be different from those of the Company, which could result in the imposition of additional taxes. The Company’s Federal returns since 2014 are still subject for examination by taxing authorities.

Revenue Recognition

Investment management fees are recognized as services are provided by the Company. Investment management fees include fees earned from assets under management by providing professional services to manage client investments.

Service income is recognized as consulting and other professional services are performed by the Company.

Commission revenue is derived from the sale of premiums on life insurance policies held by third parties. The revenue is recognized at the time the policy is issued.

Revenue represents gross billings less discounts, and are net of sales taxes, as applicable. Amounts invoiced for work not yet completed are shown as deferred revenue in the accompanying consolidated balance sheets.

Advertising

Advertising costs are charged to operations when incurred. Advertising and marketing expense was $306,123 and $-0- for the year ended December 31, 2015 and the period from inception (September 29, 2014) through December 31, 2014, respectively.

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Financial Gravity Holdings, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Stock-Based Compensation

The Company recognizes the fair value of the stock-based compensation awards as wages in the accompanying statements of operations on a straight-line basis over the vesting period based on the Black-Scholes option pricing model based on a risk free rate of 0.75% at 2015, dividend yield of 0%, expected life of 2 years and volatility of 1.00. No compensation expense was recognized for stock options during 2015 as they do not start to vest until 2016. No stock options were issued in 2014.

Use of Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Future Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2014-09, Revenue recognition (Topic 606): Revenue from Contracts with Customers. This ASU introduces a new five step revenue recognition model in which an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This standard is effective for fiscal years beginning after December 31, 2017, including interim periods within that reporting period.

In April 2015, the FASB issued ASU No. 2015-15, Interest – Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs, part of the FASB’s simplification initiative. ASU 2015-15 requires companies to present debt issuance costs the same way they currently present debt discounts, as a direct deduction from the carrying value of that debt liability. ASU 2015-15 does not impact the recognition and measurement guidance for debt issuance costs. ASU 2015-03 is effective for fiscal years beginning after December 15, 2015.

In November 2015, the FASB issued ASU No. 2015-17, Income Taxes (topic 740): Balance Sheet Classification of Deferred Taxes, part of the FASB’s simplification initiative. ASU 2015-17 requires companies to classify deferred tax liabilities and assets as noncurrent. ASU 2015-17 is effective for fiscal years beginning after December 15, 2018.

In February, 2016, the FASB issued ASU Update No. 2016-02-Leases (Topic 842). Under the new guidance, a lessee will be required to recognize assets and liabilities for leases with lease terms of more than 12 months. Consistent with current GAAP, the recognition, measurement, and presentation of expenses and cash flows arising from a lease by a lessee primarily will depend on its classification as a finance or operating lease. However, unlike current GAAP - which requires only capital leases to be recognized on the balance sheet - the new ASU will require both types of leases to be recognized on the balance sheet. ASU 2016-02 is effective for the years beginning after January 1, 2020 and for all periods presented. Early application of the amendments in this ASU is permitted.

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Financial Gravity Holdings, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31:

	Estimated Service Lives	2015	2014
Furniture and fixtures	5 years	$6,928	$–
Internally developed software	10 years	152,000	–
		158,928	–
Less: accumulated depreciation and amortization		(5,475)	–
Total		$153,453	$–

Depreciation expense was $13,320 and $-0- during the year ended December 31, 2015 and the period from inception (September 29, 2014) through December 31, 2014, respectively.

3.	TRADEMARKS

Trademarks consist of the following:

Trademarks at inception	$–
Trademarks purchased from related party at cost	16,272
Trademarks, at December 31, 2014	16,272
Trademarks, purchased at cost	3,980
Trademarks at December 31, 2015	$20,252

4.	LINE OF CREDIT

The Company has a revolving line of credit with a bank in the amount of $55,000. This line of credit is due on demand and requires monthly interest and principal payments. The interest rate on the line of credit is 7.5%. This line of credit is collateralized by the personal guarantee of the majority stockholder. No balance is outstanding on this line of credit as of December 31, 2015 and 2014.

5.	NOTES PAYABLE

The Company has a note payable to a financial institution which permits maximum borrowings of $100,000. Interest is paid monthly at prime plus 1.25% and the balance is due on demand. The facility matures in February 2017, is collateralized by substantially all assets of the TCS subsidiary, and is secured by a personal guarantee from a stockholder. The balance outstanding under this note payable was $94,297 and $- at December 31, 2015 and 2014, respectively.

6.	ACCRUED EXPENSES

Accrued expenses consist of the following at December 31:

	2015	2014
Accrued payroll	$69,022	$–
Accrued operating expenses	55,351	–
Deferred rent	3,007	–
	$127,380	$–

7.	INCOME TAXES

The Company elected C Corporation tax status upon inception in 2014. Net operating losses (“NOL”) since that date total $1,168,464 as of December 31, 2015 and may be carried forward to offset future taxable income; accordingly no current provision for income tax has been recorded in the accompanying statement of operations. NOL carry-forward benefits begin to expire in 2035.

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Financial Gravity Holdings, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.	INCOME TAXES (Continued)

A deferred tax liability or asset is determined based on the difference between the financial statement and tax bases of assets and liabilities as measured by the enacted tax rates which will be in effect when these differences reverse. Deferred tax expense or benefit in the accompanying consolidated statements of operations are the result of changes in the assets and liabilities for deferred taxes. The measurement of deferred tax assets is reduced, if necessary, by the amount for any tax benefits that, based on available evidence, are not expected to be realized. Income tax expense is the current tax payable or refundable for the year plus or minus the net change in the deferred tax assets and liabilities. Deferred income taxes of the Company arise from the temporary differences between financial statement and income tax recognition of NOL carry-forwards.

The deferred tax assets and liabilities in the accompanying consolidated balance sheets include the following components at December 31:

2015:	Current	Non-current
Deferred tax asset	$–	$408,962
Less: valuation allowance	–	(408,962)
Deferred taxes, net	$–	$–

2014:	Current	Non-current
Deferred tax asset	$–	$7,792
Less: valuation allowance	–	(7,792)
Deferred taxes, net	$–	$–

8.	COMMITMENTS, CONTINGENCIES AND CONCENTRATIONS

Leases

The Company conducts operations from leased premises. Some of these leases provide for payment of taxes, insurance, utilities and maintenance. The Company also leases certain equipment under operating leases. Total rent expense for the years ended December 31, 2015 and the period from Inception (September 29, 2014) through December 31, 2014 was $88,369 and $-0-, respectively. Rent expense is recorded on a straight-line basis over the term of the lease. The difference between rental expense and rental payments is recorded as deferred rent within accrued expenses in the accompanying consolidated balance sheets. Management expects that in the normal course of business, leases will be renewed or replaced by other leases.

2016	$50,180
Thereafter	–
$50,180

Deposits

Deposits represent a down payment of $15,000 made on a potential purchase at December 31, 2015. The application of the deposit to the purchase price is contingent upon the completion of the acquisition.

Contingencies

Under the terms of the TCS purchase agreement, the common stock issued has been placed in escrow. The sellers maintain the right to unwind this transaction under certain conditions (see Note 9).

13

Financial Gravity Holdings, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.	BUSINESS ACQUISITIONS

Business Acquisition – Business Legacy, Inc. and Pollock Advisory Group, Inc.

Effective January 1, 2015 Financial Gravity Operations, Inc. completed the acquisition of Business Legacy, Inc. and Pollock Advisory Group, Inc., related financial services firms located in Allen, Texas. Under the terms of the acquisition, the Company acquired 100% of stock of Business Legacy, Inc. and Pollock Advisory Group, Inc., wholly-owned entities of the majority stockholder of Financial Gravity Holdings, Inc. for no cost.

The transaction resulted in recording a gain on bargain purchase of $33,816 as follows:

Net assets acquired	$33,816
Total gain on bargain purchase generated on acquisition	$33,816

The tangible assets acquired and liabilities assumed were as follows:

Assets acquired:
Cash	$22,350
Accounts receivable	73,321
Accounts receivable – related party	9,272
Prepaid expenses	19,028
Fixed assets	32,316
Total tangible assets	156,287

Liabilities assumed:
Accounts payable	15,505
Accrued expenses	22,383
Line of credit	55,000
Capital lease obligations	29,583
Total liabilities	122,471

Net acquired assets	$33,816

The primary asset acquired from Business Legacy, Inc. and Pollock Advisory Group is the expertise in the respective area of service. The Company believes they will be able to leverage this expertise in maximizing the benefits of consulting with customers. The acquisition of these two entities increases the additional services the Company can provide to high net worth individuals and business in accordance with the strategic business plan of the Company.

Business Acquisition – SASH Corporation d.b.a. Metro Data Processing

Effective August 12, 2015, the Company completed the acquisition of SASH Corporation, an Oklahoma corporation doing business as MDP. The purchase was made by a subsidiary of the Company, Cloud9 Accelerator, LLC. Under the terms of the acquisition, the Company agreed to purchase 100% of stock of MDP for $75,800. The terms also require two employees of MDP to continue working in their current role for a period of not less than 12 months and not less than 6 months for compensation of an amount that is not less than $33,000 and $24,000, respectively. Goodwill, as a result of this acquisition, is not deductible for tax purposes.

MDP, located in Tulsa, Oklahoma, provides payroll services, software, and support solutions to business owners.

The transaction resulted in recording assets and goodwill at a fair value of $70,598 as follows:

Cash consideration	$75,800
Less: net assets acquired	(5,202)
Total value of the goodwill generated on acquisition	$70,598

14

Financial Gravity Holdings, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.	BUSINESS ACQUISITIONS (Continued)

Business Acquisition – SASH Corporation d.b.a. Metro Data Processing (Continued)

The tangible assets acquired and liabilities assumed were as follows:

Assets acquired:
Cash	$4,121
Accounts receivable	2,903
Accounts receivable – other	5,800
Total assets	12,824

Liabilities assumed:
Accounts payable	4,231
Accounts payable	3,391
Total liabilities	7,622

Net acquired assets	$5,202

The primary asset acquired from MDP is the expertise in the respective area of service. The Company believes they will be able to leverage the expertise of MDP as a payroll service provider in Oklahoma which will also allow for an expansion of services to provide further access to high net worth individuals and businesses beyond the Dallas/Ft. Worth area in line the strategic business plan of the Company.

Business Acquisition – Tax Coach Software, Inc.

Effective October 1, 2015, the Company completed the acquisition of Tax Coach Software, LLC, an Ohio limited liability company (“Tax Coach Software”). The purchase was made by Financial Gravity Holdings, Inc. Under the terms of the acquisition, the Company acquired 100% of Tax Coach Software’s stock in a stock exchange. Total stock exchanged was 6,000,000 shares (as amended), at par value of $0.00001 per share, from the Company for 100% of the shares of Tax Coach Software. Goodwill, as a result of this acquisition, is not deductible for tax purposes.

Certificates representing the shares are required to be deposited in escrow as of the effective date of the acquisition. As part of the agreement, the Sellers maintain the right to unwind the transaction under certain conditions as described. The Sellers also retain all rights as Shareholders while shares are held in escrow, including the right to vote. If the average daily closing price of the shares for any continuous 10-day trading period equals or exceeds $1.00 (as amended) during the thirty-six months following October 28, 2015, the Company has the right to cause the shares deposited in escrow to be distributed to the Sellers, terminating any right to unwind the transaction. If the shares do not trade as to provide a closing price during the thirty-six months following October 28, 2015 or if the average daily closing price of the shares for any continuous 10-day trading period fails to equal or exceed $1.00 (as amended) during the thirty-six months following October 28, 2015, then no later than five days following the conclusion of the thirty-six month period, the Sellers will have the right to unwind the transaction of the business acquisition of Tax Coach Software by the Company and the Company will immediately transfer the ownership of Tax Coach Software back to the Sellers in exchange for the return of common stock issued during the acquisition. Such unwinding will have no impact on the Company’s recognition of revenue for Tax Coach Software for any prior fiscal period. At any time, the Sellers may cause the shares held in escrow to be distributed, terminating any right to unwind the transaction. The closing price is defined as the last closing trade price for the shares on an electronic bulletin board as reported by Bloomberg or on the NASDAQ Capital Market or the highest bid price as reported on “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If listed for trading on the American or New York Stock Exchange during the thirty-six months following October 28, 2015 it will be deemed to meet the $1.00 (as amended) benchmark.

15

Financial Gravity Holdings, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.	BUSINESS ACQUISITIONS (Continued)

Business Acquisition – Tax Coach Software, Inc. (Continued)

Three employment agreements were made as a condition to the acquisition. Each agreement has an effective date as of November 1, 2015 and is effective for a period of three years. Two employee agreements include a base salary of $42,000 per year, per employee. These same two agreements, include a bonus that is calculated, for each employee, as the sum of 40% of the gross profit of Tax Coach Software for all revenues that exceed $850,000 and are less than $950,000 and 20% of the gross profit of Tax Coach Software for all revenues earned in excess of $950,000. One employee agreement includes a base salary of $60,000 per year. This same agreement, includes a bonus that is calculated as the sum of 20% of the gross profit of Tax Coach Software for all revenues that exceed $850,000 and are less than $950,000 and 10% of the gross profit of Tax Coach Software for all revenues earned in excess of $950,000. Gross profit is determined in accordance with generally acceptable accounting principles, net of other amounts paid under employment and consulting agreements. The agreements also include other certain termination and non-compete clauses. Compensation during the month of October to be paid to the three employees totals an aggregate amount of $49,150. Three consulting agreements were made as a condition to the acquisition. Two agreements require certain services at a fixed fee of $17,000 per month, per agreement, commencing on November 1, 2015 with no specific termination date. One agreement requires certain services at a fixed fee of $3,500 per month, commencing on November 1, 2015 with no specific termination date.

Tax Coach Software, located in Cincinnati, Ohio, provides three primary services including monthly subscription revenue from the “Tax Coach” software system, coaching revenue and email marketing services for customers.

The transaction resulted in a fair value of the acquisition of $1,094,702 as follows:

Common stock issued in stock exchange at a value of $0.25 per share (as amended)	$1,500,020
Additional paid in capital for the escrow agreement provision	404,600
1,904,620

Intangible assets acquired	(719,400)
Net tangible assets acquired	(90,518)
Total assets acquired	(809,918)

Total fair value of acquisition	$1,094,702

The intangible assets acquired were as follows:

Customer relationships	$44,900
Proprietary content	525,100
Trade name	69,300
Prospect list	53,800
Non-compete agreements	26,300
Total intangible assets	$719,400

16

Financial Gravity Holdings, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.	BUSINESS ACQUISITIONS (Continued)

Business Acquisition – Tax Coach Software, Inc. (Continued)

The tangible assets acquired and liabilities assumed were as follows:

Assets acquired:
Cash	$57,025
Accounts receivable	15,476
Accounts receivable - other	5,408
Internally developed software	152,000
Total tangible assets	229,909

Liabilities assumed:
Accrued expenses	69,485
Line of credit	69,906
Total liabilities	139,391

Net acquired tangible assets	$90,518

The primary asset acquired from Tax Coach Software is the proprietary content which includes a comprehensive platform of tax planning strategies including marketing and instructional guides. TCS will provide the Company with expertise in areas of service which expand beyond the Company’s current service areas. The Company believes they will also be able to leverage the use of the proprietary content in maximizing the benefits of consulting with customers. The acquisition of this entity increases the additional services the Company can provide to high net worth individuals and business in accordance with its strategic business plan.

Business Acquisition - Cloud9

Effective December 31, 2014, the Company completed the acquisition of Cloud9, a business consulting firm located in Allen, Texas. Cloud9 was taxed as an S Corporation for the year ending December 31, 2014 and all income tax liabilities flow through to the previous stockholders of the entity.

Under the terms of the acquisition, the Company acquired 100% of Cloud9’s stock in a stock exchange. Total stock exchanged during the year ending December 31, 2014, was approximately 436,000 shares, at par value of $0.00001 per share, from the Company for all 40,000,000 shares of Cloud9. Goodwill, as a result of this acquisition, is not deductible for tax purposes.

The transaction resulted in recording liabilities and goodwill at a fair value of $154,215 as follows:

Common stock issued in stock exchange	$5
Net liabilities assumed	154,210
Total goodwill generated on acquisition	$154,215

17

Financial Gravity Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.	BUSINESS ACQUISITIONS (Continued)

Business Acquisition - Cloud9 (Continued)

The tangible assets acquired and liabilities assumed were as follows:

Assets acquired:
Cash	$30,840
Accounts receivable	22,039
Prepaid expenses and deposits	7,000
Total assets	59,879

Liabilities assumed:
Accounts payable	(30,407)
Accounts payable – intercompany eliminated upon consolidation	(51,000)
Accounts payable – related party	(132,682)
Total liabilities	(214,089)

Net assumed liabilities	$(154,210)

The primary asset acquired from Cloud9 is the expertise of Cloud9, which the Company believes will be able to leverage in maximizing the benefits of consulting with customers. As of December 31, 2014, these factors contributed to a purchase price in excess of the fair value of Cloud9’s tangible assets acquired, and, as a result, the Company has recorded goodwill in the amount of $154,215 in connection with this transaction which is recorded in the accompanying consolidated balance sheets.

10.	ADDITIONAL PAID-IN CAPITAL

Private Placement Memorandum

During the year ended December 31, 2014, the Company issued a private placement memorandum for stock purchases of up to 2,000,000 shares of common stock at a cost of $1 and a par value of $0.00001, with a minimum purchase level of $50,000 per investor. The subscription period expired October 31, 2015. As of December 31, 2015 and 2014, 2,000,000 and 1,150,000, respectively of shares were issued and outstanding related to the private placement memorandum. The amount paid over par value resulted in $1,999,980 and $1,149,988 of additional paid-in capital at December 31, 2015 and 2014, respectively.

Common Stock

Effective July 2015, two non-employee directors of the Company were granted and issued 50,000 shares each of common stock at par value $0.00001 in lieu of the issuance of stock options.

Effective November 2015, the Company issued 50,000 shares of common stock at par value $0.00001.

Stock Split

Effective October 20, 2015 the Company increased the authorized number of common stock shares to 100,000,000 and simultaneously declared a three for one stock split of the Company’s common stock. The common stock retained a par value of $0.00001 per share. The Company also authorized 10,000,000 shares of preferred stock. Upon the stock split, every one share of common stock issued and outstanding was automatically reclassified and converted into three shares of common stock of the Company.

18

Financial Gravity Holdings, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.	ADDITIONAL PAID-IN CAPITAL (Continued)

Preferred Stock

The Company has authorized the issuance of up to 10,000,000 shares of preferred stock. The rights and obligations of the preferred stock are as determined by the Board of Directors at the time of issuance. No preferred shares are issued or outstanding as of December 31, 2015 and 2014, respectively.

11.	STOCK OPTION PLAN

Effective February 27, 2015, the Company established the 2015 Stock Option Plan (the “Plan”). The Board of Directors of the Company has the authority and discretion to grant stock options. The maximum number of shares of stock that may be issued and exercised under the Plan is 3,000,000. Eligible individuals include any employee of the Company or any director, consultant, or other person providing services to the Company. The expiration date and exercise price are as established by the Board of Directors of the Company. No option may be issued under the Plan after February 27, 2017.

Stock option activity is summarized as follows:

	2015		2014
	Shares Under Option	Weighted Average Exercise Price	Shares Under Option	Weighted Average Exercise Price
Outstanding – beginning of year	–	$–	–	$–
Granted	1,520,196	0.33	–	–
Exercised	–	–	–	–
Canceled or expired	(124,200)	0.33	–	–
Outstanding – end of year	1,395,332	$0.33	–	–

Exercisable – end of year	–	$0.33	–	$–

Stock options outstanding and exercisable as of December 31, 2015 are summarized as follows:

	Options Outstanding			Options Exercisable
Exercise Prices	Number of Options Outstanding	Weighted Average Remaining Contractual Life	Weighted Average Price	Number of Options Outstanding	Weighted Average Price
$0.33	1,395,332	3.13 years	$0.33	–	$0.33

Compensation cost not yet recognized related to non-vested awards is $9,306 as of December 31, 2015; this will be recognized over 2 years.

12.	RELATED PARTY TRANSACTIONS

Effective December 31, 2014, the Company acquired Cloud9 (see Note 9). The majority stockholder of Cloud9 Holdings Company is also a stockholder of the Company.

Effective January 1, 2015, the Financial Gravity Operations, Inc. also acquired BLI and PAG (see Note 9). BLI and PAG were acquired at no cost from a major stockholder of FGH.

19

Financial Gravity Holdings, Inc. and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.	RELATED PARTY TRANSACTIONS (Continued)

Trade accounts receivable due for services performed for a related party, included in trade accounts receivable in the accompanying consolidated balance sheets was $-0- and $6,500 as of December 31, 2015 and 2014.

Accounts receivable due from the majority stockholder of the entity, included in accounts receivable – related party in the accompanying consolidated balance sheets was $6,214 and $-0- as of December 31, 2015 and 2014.

The Company has an accounts payable of $-0- and $9,272 due to an entity related through ownership as of December 31, 2015 and 2014. This balance represents an amount due from the Company for the purchase of trademarks at cost, less advances made.

The Company also has a payable due to a stockholder related to payment for services provided and repayment for goods (as incurred through the acquisition of Cloud9) and services purchased on behalf of the Company of approximately $-0- and $132,682 as of December 31, 2015 and 2014. This is included in the consolidated balance sheets as an other related party payable.

Management fees paid to the majority stockholder of the entity, included as management fees - related party in the accompanying consolidated statement of operations were $218,990 and $-0- as of December 31, 2015 and 2014.

A board member who is also a stockholder provided services to the Company. Expenses for these services totaled $60,000 and $5,000 for the year ending December 31, 2015 and for the period from inception (September 29, 2014) through December 31, 2014, respectively, and were included as general and administrative expenses in the accompanying consolidated statement of operations.

13.	SUBSEQUENT EVENTS

During January 2016, 3,000,000 shares of common stock previously issued to a stockholder who was also an employee, was tendered back to the Company as treasury stock at no cost, upon termination of the employee.

During March 2016, the Company entered into an agreement with a third-party vendor to purchase 50,000 shares of preferred stock at $1.00 per share. A $10,000 cash payment was made and the company also assigned 100% of specific earned revenues, as defined by the agreement, from this company to purchase additional shares up to the total commitment of $50,000.

Subsequent to year end, the company issued 120,000 shares of common stock.

Management has evaluated subsequent events through June 21, 2016, which is the date the consolidated financial statements were available to be issued.

20